Exhibit 8(a)(7)

Amendment No. 38 to Participation Agreement

AMENDMENT NO. 38 TO

PARTICIPATION AGREEMENT AMONG

TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND

MONUMENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective November 1, 2008

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:

Separate Account VA B

Separate Account VA BNY

Mutual Fund Account

Separate Account VA A

Separate Account VA C

Separate Account VA CC

Separate Account VA D

Separate Account VA EE

Retirement Builder Variable Annuity Account

TFLIC Separate Account C

Separate Account VUL-A

TFLIC Series Life Account

TFLIC Series Annuity Account

Separate Account VA E

Separate Account VA F

Separate Account VUL-1 of Transamerica Life insurance Company

Separate Account VUL-2 of Transamerica Life insurance Company

Separate Account VUL-3 of Transamerica Life insurance Company

Separate Account VUL-4 of Transamerica Life insurance Company

Separate Account VUL-5 of Transamerica Life insurance Company

Separate Account VUL-6 of Transamerica Life insurance Company

Separate Account VA-8

Separate Account VA J

TA PPVUL 1

Separate Account VA K

Separate Account VA-2LNY

Separate Account VA-2L

Separate Account VL A

AES Private Placement VA Separate Account

Separate Account VA L

Separate Account VA P

PFL Corporate Account One

Separate Account VA R

Separate Account VA S

Separate Account VA Q

Accounts:

Separate Account VA GNY

Separate Account VA HNY

Separate Account QNY

Separate Account VA W

Separate Account VA WNY

Separate Account VA YNY

Separate Account VA WM

TFLIC Separate Account VNY

Separate Account VA X

Separate Account VA Y

Separate Account VA Z

Separate Account VA-6

Separate Account VA-6NY

Separate Account VA-7

Separate Account VL

Transamerica Occidental Separate Account Two

Transamerica Corporate Separate Account Sixteen

Policies:

Transamerica Landmark Variable Annuity

Transamerica Landmark NY Variable Annuity

The Atlas Portfolio Builder Variable Annuity

Transamerica EXTRA Variable Annuity

Transamerica Access Variable Annuity

Retirement Income Builder II Variable Annuity

Advisor’s Edge® Variable Annuity

Advisors’s Edge Select® Variable Annuity

Advisor’s Edge® Variable Annuity (NY)

Legacy Builder Plus

TFLIC Financial Freedom Builder

Transamerica Elite

Privilege Select Variable Annuity

Estate Enhancer Variable Life

TransSurvivor Life Variable Universal Life

TransMark Optimum Choice Variable Annuity

TransUltra® Variable Universal Life

TFLIC Freedom Elite Builder

TFLIC Freedom PremierSM

Immediate Income Builder II

Premier Asset Builder Variable Annuity

TransAccumulatorSM VUL

TFLIC Freedom Wealth Protector

Advantage V

Retirement Income Builder Variable Annuity

Retirement Income Builder – BAI Variable Annuity

Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)

Dreyfus/Transamerica Triple Advantage® Variable Annuity

Transamerica Variable Life

Advisor’s Edge Select Private Placement

Transamerica Preferred Advantage Variable Annuity

Portfolio SelectSM Variable Annuity

Flexible Premium Variable Annuity – A

Flexible Premium Variable Annuity – B

Flexible Premium Variable Annuity – C

Flexible Premium Variable Annuity – D

Flexible Premium Variable Annuity – E

Flexible Premium Variable Annuity – G

Policies:

TFLIC Freedom Elite Builder II

Flexible Premium Variable Annuity – H

Advisor’s Edge® NY Variable Annuity

Flexible Premium Variable Annuity – I

Flexible Premium Variable Annuity – J

Flexible Premium Variable Annuity – K

Flexible Premium Variable Annuity – L

Flexible Premium Variable Annuity – N

Flexible Premium Variable Annuity – O

Flexible Premium Variable Annuity – P

Flexible Premium Variable Annuity – GM

Transamerica Freedom Variable Annuity

TransSurvivorSM Life VUL

TransAccumulator® VUL

TransUltra® VUL

Transamerica Classic® Variable Annuity

Transamerica Catalyst® Variable Annuity

Transamerica Classic® Variable Annuity (NY)

Transamerica Bounty® Variable Annuity

Inheritance Builder Plus

TransEquity Flexible Premium Variable Life Insurance

TransEquity II Flexible Premium Variable Life Insurance

Advantage V

Advantage VI

Advantage SE

Advantage X

TransSurvivor

TransUltra

TransAccumulator VUL

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted

Transamerica American Century Large Company Value VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Balanced VP

Transamerica BlackRock Large Cap Value VP

Transamerica Capital Guardian Global VP

Transamerica Capital Guardian U.S. Equity VP

Transamerica Capital Guardian Value VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica Convertible Securities VP

Transamerica Efficient Markets VP

Transamerica Equity VP

Transamerica Equity II VP (Service Class Shares currently not being offered)

Transamerica Federated Market Opportunity VP

Transamerica Growth Opportunities VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica International Moderate Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Portfolios:

Transamerica JPMorgan Mid Cap Value VP

Transamerica Jennison Growth VP

Transamerica Legg Mason Partners All Cap VP

Transamerica MFS High Yield VP

Transamerica MFS International Equity VP

Transamerica Marsico Growth VP

Transamerica Money Market VP

Transamerica Munder Net50 VP

Transamerica PIMCO Total Return VP

Transamerica Science & Technology VP

Transamerica Small/Mid Cap Value VP

Transamerica T. Rowe Price Equity Income VP

Transamerica T. Rowe Price Growth Stock VP

Transamerica T. Rowe Price Small Cap VP

Transamerica Templeton Global VP

Transamerica Third Avenue Value VP

Transamerica U.S. Government Securities VP

Transamerica Value Balanced VP

Transamerica Van Kampen Active International Allocation VP

Transamerica Van Kampen Large Cap Core VP

Transamerica Van Kampen Mid-Cap Growth VP

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative, effective as of November 1, 2008.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Arthur D. Woods
	Christopher A. Staples		Arthur D. Woods
Title:	Vice President	Title:	Vice President

TRANSAMERICA FINANCIAL		MONUMENTAL LIFE INSURANCE
LIFE INSURANCE COMPANY		COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Arthur D. Woods	By:	/s/ Steven R. Shepard
	Arthur D. Woods		Steven R. Shepard
Title:	Vice President	Title:	Vice President